Calvert First Government Money Market Fund
Semi-Annual Report

June 30, 1998

Contents
President's Letter
1

Portfolio
Manager Remarks
2

Statement of
Net Assets
4

Statement of
Operations
6

Statements of
Changes in Net Assets
7

Notes to
Financial Statements
8

Financial Highlights
10

Dear Investor:

The previous quarter serves as a reminder that U.S. stock and bond markets can be severely impacted by global forces and points out some of the challenges portfolio managers will face in the months ahead.

The Asian financial crisis remains the number one issue. Devaluation of foreign currencies makes U.S. goods more expensive for buyers overseas and cheapens the cost of imports to the U.S. This radical shift in pricing power and advantage caused investors to reduce their expectations for future U.S. corporate profits growth and helped keep stock prices from rising further.

Asia's struggles also touched off a general flight-to-quality, with investors bailing out of stocks and riskier bonds, especially emerging market issues, and running for the safety of U.S. Treasury securities. The yield on the benchmark 30-year Treasury bond fell to an all-time low.

Russia's economic woes also came to the fore. Propping up the ruble is likely to be a financial drain on world lenders and could spell more trouble for emerging market countries.

There are bright spots. In Europe, corporations continued to post good returns and most markets advanced during the last quarter. Looking ahead, progress toward a single currency, the euro, for 11 participating countries should encourage further gains, as it will reduce corporations' currency risk and make it easier to sell goods and services to customers in other euro-based countries.
Our equity and fixed-income managers continue to cast a wide net in monitoring these and other key economic and financial hot spots around the world without lessening their focus on the changing U.S. economy.

We appreciate your choosing to invest with Calvert Group.

Sincerely,
/s/
Barbara J. Krumsiek
President and CEO

July 27, 1998

[picture]
Beth Bunnell Hunter is a member of the CAMCO portfolio management team.

Calvert First Government Money Market Fund seeks to earn the highest possible yield consistent with safety, liquidity, and preservation of capital.

Fund
Information

asset allocation
taxable money market

NASDAQ symbol
FVRXX

CUSIP number
131557-10-8

Calvert First Government Money Market Fund

How would you characterize the investment climate during the last six months?

Most areas of the economy, including the housing sector and labor markets, continued to expand. A few areas indicated a slowing from their earlier torrid pace. Manufacturing activity as measured by a widening trade deficit and inventory build-up, slowed in response to a decline in exports to Asia and was further affected by the GM strike, still unresolved as of today.

Short-term interest rates traded in a narrow range near the federal funds target rate of 5.50%. The federal funds rate is the rate banks charge each other for overnight loans. The Federal Reserve maintained its neutral monetary policy, taking no steps to either raise or lower interest rates. The Fed has not intervened to adjust rates since March of 1997.

As a money manager, what developments were you tracking most closely?

Certainly, the impact of the Asian financial crisis on inflation, Fed policy and the strength of the U.S. economy.

As long as inflation remains tame, the Federal Reserve will likely remain on the sidelines, expecting that fallout from the Asian financial crisis will create a sufficient drag on the domestic economy. If we don't see a continuation of reports indicating a slowdown or if the economy strengthens, the Fed may be forced to play catch-up and move quickly to pre-empt inflation.

The effects of the Asian crisis on the domestic economy will determine the Fed's next move and set the trend for interest rates over the coming months.

How has the strength of the economy affected your management approach?

Ironically, the robust economy has created a challenging environment. Thanks in part to strong stock market performance over the past few years, the U.S. Treasury has received tax payments exceeding expectations and consequently has been able to pay down U.S. government debt on a rolling basis. The Treasury paydown has meant there have been increasingly fewer Treasury securities available for purchase. Level demand in the face of decreasing supply has pushed yields lower.

This combined with the Fed's current neutral monetary policy has meant that many short-term money market eligible securities are trading at yields below the current federal funds target rate of 5.50%.

What strategies did you use to enhance the Fund's yield?

The current yield curve is flat, indicating that longer term securities do not carry much more yield than short-term securities. We do not feel it is prudent to greatly extend our average days to maturity, only to capture very little additional yield. Instead, we have sought out non-traditional money market eligible securities as a way to boost yield without exposing the fund to excess credit or duration risk. For example, we added securities guaranteed by the U.S. Government through the Overseas Private Investment Corporation.

How has the Fund performed relative to its peers?

The Fund returned 2.48% for the year to date, slightly ahead of the 2.45% return for the Lipper US Government Money Market Funds Average.

What is your outlook for the coming six months?

We expect many of the trends that have affected the market over the preceding six months will continue to impact the market in the months ahead. Over the course of the next quarter a clearer consensus on the direction of the economy is likely to emerge and the bond market will begin to price in expectations of the Federal Reserve's next move. In addition, the Treasury has announced that it will be increasing the total dollar amount of certain shorter maturity Treasury bills being auctioned in the future, and this may help to ease the shortage of money market eligible Treasury securities. It remains to be seen whether this will significantly offset the effect of the pay down. Over the near term we still anticipate that this trend is likely to affect money market rates relative to the federal funds rate.

July 20, 1998


Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio statistics

weighted
average maturity
6.30.98  35 days
12.31.97 52 days

credit quality distribution
as of 6.30.98

The Fund invests solely in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, assignments of interest in such obligations, and commitments to purchase such obligations ("US Government-backed obligations"). The Fund may invest in US Government-backed obligations subject to repurchase agreements with the recognized securities dealers and banks.

comparative month-end yields

                  Calvert              IBC's
                  First Government     Government
                  Money Market         Money Market
                  Class O              Averages
6.30.98           4.92%                4.84%
5.31.98           4.86%                4.82%
4.30.98           4.98%                4.84%
3.31.98           5.00%                4.86%
2.28.98           5.03%                4.86%
1.31.98           4.97%                4.90%
12.31.97          5.02%                4.91%


Class O average annual total return
as of 6.30.98
1 year           5.08%
5 year           4.50%
10 year          5.27%
inception        7.48%
(12.07.76)

Total returns assume reinvestment of dividends. Performance information represents the value of an investment in Class O shares. The value of an investment in Class B or C shares would be different. Past performance is no guarantee of future results. Sources: IBC's Money Fund Report, IBC Financial Data Inc. and Lipper Analytical Services, Inc.

Statement of Net Assets
June 30, 1998

U.S. Government Agency Obligations - 46.9%
                                            Principal
                                            Amount            Value

Federal Home Loan Bank, 5.69%, 9/24/98      $5,000,000         $5,000,800
Federal Home Loan Mortgage
 Corporation, Discount Notes
         5.42%, 7/6/98                      5,000,000         4,996,236
         5.44%, 7/8/98                      6,000,000         5,993,653
         5.43%, 7/21/98                     4,788,000         4,773,556
         5.40%, 8/4/98                      4,500,000         4,477,050
         5.48%, 8/7/98                      11,000,000       10,938,046
         5.407%, 9/29/98                    10,000,000        9,864,825
         5.41%, 9/29/98                     5,000,000         4,932,375
         5.38%, 10/2/98                     6,000,000         5,916,610
         5.36%, 11/5/98                     5,000,000         4,905,456
Federal National Mortgage Association,
         6.41%, 7/17/98                     3,000,000         3,001,011
         5.337%, 8/12/98                    7,000,000         6,997,951
         5.53%, 3/11/99                     5,000,000         4,998,917
Federal National Mortgage Association, Discount Notes:
         5.41%, 8/19/98                     4,000,000         3,970,546
         5.34%, 9/21/98                     6,000,000         5,927,020
         5.37%, 9/23/98                     6,000,000         5,924,820
         5.35%, 9/24/98                     5,000,000         4,936,840
         5.30%, 1/19/99                     5,000,000         4,851,306
Student Loan Marketing Association,
         5.775%, 9/9/98                     1,000,000         1,000,196
         5.79%, 9/16/98                     5,000,000         5,000,499
         5.531%, 10/15/98                   5,000,000         5,000,000

Total U.S. Government Agency
Obligations (Cost $113,407,713)                             113,407,713

Depository Receipts for U.S.
Government Guaranteed Loans - 7.4% +
Colson Services Corporation Loan Sets:*
       7.09375%, 12/22/97-4/26/09            691,322          693,086
  6.84375%, 4/21/98-5/18/02                   20,581           20,519
  7.34375%, 10/1/98-7/26/10                  490,561          490,662
  8.75%, 8/10/99                             32,413            33,202
  8.34375%, 3/12/00                             992               996
  7.375%, 9/9/06                             203,768           203,900
  7.25%, 8/1/10-1/22/11                      800,810           801,326
  7.25%, 3/15/11-8/10/12                   8,600,101         8,617,336
  7.50%, 3/23/12                           1,375,447         1,390,593
  8.25%, 4/1/12                               27,071            27,678
  7.375%, 5/29/12                          1,917,594         1,920,596
  7.25%, 10/30/01-9/2/12                   3,636,810         3,643,436
         8.59375%, 1/17/10                    87,823           92,032

Total Depository Receipts for U.S.
Government Guaranteed Loans
(Cost $17,935,362)                                          17,935,362

Variable rate Loans Guaranteed by
Agencies of the U.S. Government - 21.7%+
                                            Principal
                                            Amount            Value

Audley Investments Opic COPs,
5.74%, 11/29/04
                                           $12,000,000     $12,000,000
Loan pools:
         8.59375%, 3./30/99                 35,786            35,786
         7.00%, 8/15/12                     1,570,482        1,553,228
         6.25%, 3/1/07                      934,745           919,788
Sakhalin Energy Co. Opic COPs,
 5.50%, 4/2/07                              14,000,000      14,000,000
Rural Electric Coop Grantor
Trust Certificates VRDN,
5.70%, 12/25/17                             24,000,000      24,000,000

Total Variable Rate Loans
Guaranteed by
Agencies of the U.S. Government
(Cost $52,508,802)                                          52,508,802

Repurchase Agreements, for Delivery at
 Cost, Collateralized by
Securities Issued or
 Guaranteed by the U.S. Government - 23.3%
Donaldson, Lufkin & Jenrette
Securities, Inc.:
5.85%, dated 6/30/98, due 7/1/98
 ($1,124,775 FNMA Discount, 7/10/98)
($5,540,767 FNMA, 6.28%, 5/27/05)             6,500,000      6,500,000
Paine Webber, Inc.: 5.67%,
dated 6/29/98,
due 7/1/98 ($25,659,115 FHLMC
Pool #FGC00555, 7.50%, 10/1/27)               25,000,000    25,000,000
Paine Webber, Inc.: 5.68%,
dated 6/29/98,
due 7/6/98 ($18,362,301 GNMA I
Pool #GN461632, 7.50%, 1/15/28)
 ($7,586,692.39 GNMA I
Pool #GN473504,
 7.00%, 4/15/28)                            25,000,000     25,000,000

Total Repurchase Agreements
 (Cost $56,500,000)                                        56,500,000

TOTAL INVESTMENTS
(Cost $240,351,877) - 99.3%                               240,351,877
Other assets in excess of liabilities, net - 0.7%           1,693,800
Net Assets - 100.0%                                      $242,045,677

Net Assets Consist of:
Paid-in capital applicable the following
shares of beneficial interest, unlimited number
 of no par shares authorized
         Class O: 242,453,670 shares outstanding         $242,222,347
         Class B: 52,648 shares outstanding              52,648
         Class C: 28,181 shares outstanding              28,181
Undistributed net investment income (loss)               21,057
Accumulated net realized gain (loss) on investments      (278,554)

                  Net Assets                             $242,045,677

                  Net Asset Value Per Share
         Class O (based on net assets of $241,964,861)        $1.00
         Class B (based on net assets of $52,638)             $1.00
         Class C (based on net assets of $28,178)             $1.00

+        Represents rates in effect at June 30, 1998, after regularly scheduled adjustments on such date. Interest rates adjust monthly and quarterly, generally at the beginning of the month or calendar quarter, or semiannually based on prime plus contracted adjustments. As of June 30, 1998, the prime interest rate was 8.50%.
* Colson Services Corporation is the custodian, collection, and transfer agent for certain of the Fund's U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

See notes to financial statements.

Statement of Operations Six Months Ended June 30, 1998
Net Investment Income
Investment Income
         Interest income                             $6,971,731
Expenses
         Investment advisory fee                     605,017
         Transfer agency fees and expenses           251,756
         Distribution plan expenses:
                  Class B                            14
                  Class C                            13
         Trustees' fees and expenses                 13,870
         Custodian fees                              19,064
         Registration fees                           22,474
         Reports to shareholders                     51,253
         Professional fees                           13,742
         Miscellaneous                               7,074
         Reimbursement from Advisor
                  Class O                            -
                  Class B                            (2,272)
                  Class C                            (958)
                           Total expenses            981,047
                           Fees paid indirectly      (26,252)
                                    Net expenses     954,795

                  Net Investment Income             6,016,936

Realized Gain (Loss) on Investments
Net realized gain (loss)                             (18,372)

Increase (Decrease) in Net Assets
Resulting from Operations                          $5,998,564


See notes to financial statements.

Statements of Changes in Net Assets
                                    Six Months Ended Year Ended
                                            June 30,          December 31,
Increase (Decrease) in Net Assets           1998              1997
Operations
         Net investment income              $6,016,936        $11,781,093
         Net realized gain (loss)           (18,372)          11,055

Increase (Decrease)
in Net Assets
Resulting from Operations                    5,998,564        11,792,148

Distributions to shareholders from
         Net investment income:
         Class O shares                     (6,013,735)       (11,790,757)
         Class B shares                     (30)                       -
         Class C shares                     (47)                       -
         Total distributions                (6,013,812)                -
Capital share transactions
         Shares sold:
                  Class O shares            215,811,277       390,048,098
                  Class B shares            52,633                     -
                  Class C shares            30,134                     -
         Reinvestment of distributions:
                  Class O shares            5,846,759         11,513,525
                  Class B shares            15                         -
                  Class C shares            47                         -
         Shares redeemed:
                  Class O shares            (211,702,716)     (408,957,845)
                  Class B shares                     -                 -
                  Class C shares            (2,000)                    -
         Total capital share transactions   10,036,147        (7,396,222)

Total Increase (Decrease)
in Net Assets                               10,020,899         (7,394,831)

Net Assets
Beginning of period                         232,024,778       239,419,609
End of period (including undistributed
net investment income
of $21,057 and $17,933, respectively)       $242,045,677      $232,024,778

Capital Share Activity
Shares sold:
                  Class O shares            215,811,277       390,048,098
                  Class B shares            52,633                     -
                  Class C shares            30,134   -
Reinvestment of distributions:
                  Class O shares            5,846,759         11,513,525
                  Class B shares            15                         -
                  Class C shares            47                         -
Shares redeemed:
                  Class O shares            (211,702,716)     (408,957,845)
                  Class B shares                     -                 -
                  Class C shares            (2,000)                    -
       Total capital share activity         10,036,147          (7,396,222)

see notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers three classes of shares of beneficial interest. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Effective April 1, 1998 the Fund began to offer Class B shares. Class B shares may be purchased only by exchange from Class B shares of another Calvert Group Fund. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption. Effective June 1, 1998 the Fund began to offer Class C shares. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shared are sold without a front-end sales charge at the time of purchase. They are subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan.

Security Valuation: Securities are valued at amortized cost which approximates market.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .50% on the first $500 million, .45% on the next $400 million, .40% on the next $400 million, .35% on the next $700 million and .30% on the excess of $2 billion. Under the terms of the agreement, $115,168 was payable at period end.

The Advisor reimburses the Fund for its aggregate operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) that are in excess of 1.0% of the average daily net assets of the Fund.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B and C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.0% annually of average daily net assets of Class B and Class C. Under the terms of the agreement, $25 was payable at period end.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under terms of the agreement, $21,137 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor received an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C - Investment Activity

The cost of investments owned at June 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net capital loss carryforwards, for federal income tax purposes, of $260,182 at December 31, 1997 may be utilized to offset current and future capital gains until expiration through 2001.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at June 30, 1998.

Financial Highlights
     Periods Ended
                                          June 30         Dec. 31,    Dec. 31,
Class O Shares                              1998          1997         1996
Net asset value, beginning                  $1.00         $1.00        $1.00
Income from investment operations
     Net investment income                  .025           .049         .047
Distributions from
Net investment income                       (.025)        (.049)       (.047)
Net asset value, ending                     $1.00         $1.00        $1.00

Total return                                2.48%         5.00%        4.79%
Ratios to average net assets:
     Net investment income                4.97%(a)        4.88%        4.69%
     Total expenses +                       .81%(a)       .82%          .86%
     Net expenses                           .79%(a)       .80%          .85%
Net assets, ending (in thousands)          $241,965    232,025      $239,420
Number of shares outstanding,
ending (in thousands)                       242,454       232,514      239,910



     Years Ended                          Dec. 31,        Dec. 31,     Dec. 31,
Class O Shares                            1995            1994         1993
Net asset value, beginning                  $1.00         $1.00        $1.00
Income from investment operations
     Net investment income                .051            .036         .027
Distributions from
     Net investment income                (.051)          (.036)       (.027)
Net asset value, ending                     $1.00         $1.00        $1.00

Total return                                5.22%         3.66%        2.70%


Ratios to average net assets:
     Net investment income                5.04%           3.56%        2.66%
     Total expenses +                       .89%          -            -
     Net expenses                           .88%          .81%         .81%
Net assets, ending (in thousands)
                                          $241,150        $230,183     $263,260
Number of shares outstanding,
ending (in thousands)                       241,685       230,618      263,930

Financial Highlights
     Periods Ended
                                        Class B Shares  Class C Shares
                                            June 30,      June 30,
                                            1998^         1998^^
Net asset value, beginning                  $1.00         $1.00
Income from investment operations
     Net investment income                  .009          .003
Distributions from
     Net investment income                  (.009)        (.003)
Net asset value, ending                     $1.00         $1.00

Total return                                .93%          .29%
Ratios to average net assets:
     Net investment income                1.38%(a)        3.50%(a)
     Total expenses +                       2.07%(a)      2.07%(a)
     Net expenses                           2.00%(a)      1.98%(a)
     Expenses reimbursed                    165.45%(a) 72.93%(a)
Net assets, ending (in thousands)           $53           $28
Number of shares outstanding,
ending (in thousands)                       53            28

(a)  Annualized
^    From March 31, 1998 inception
^^   From June 1, 1998 inception

Calvert First
Government
Money
Market
Fund



This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
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Registered, Certified or Overnight Mail
Calvert Group
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Web Site
http://www.calvertgroup.com

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Suite 1000 North
Bethesda, Maryland 20814


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